                                                                   EXHIBIT 99.2


                          [FELCOR LODGING TRUST LOGO]


                       FELCOR LODGING TRUST INCORPORATED
                            SUPPLEMENTAL INFORMATION
                       THREE MONTHS ENDED MARCH 31, 2003


                        Date of Issuance April 30, 2003




       All dollar amounts shown in this report are in U.S. dollars unless otherwise noted. This Supplemental Information is not an offer to sell nor a solicitation to buy any securities of FelCor. Any offers to sell or solicitations to buy any securities of FelCor shall be made by means of a prospectus.

                               TABLE OF CONTENTS

                                                                      PAGE
                                                                      ----

CORPORATE DATA
         About the Company                                              3
         Board of Directors and Executive Officers                      4
         Research Coverage                                              5

FINANCIAL HIGHLIGHTS
         Supplemental Financial Data                                    6
         Consolidated Statements of Operations                          7
         Reconciliation of FFO and EBITDA                               8
         Selected Operating Data                                        9
         Hotel Operating Expense Composition                            9
         Debt Summary                                                  10

PORTFOLIO DATA
         Portfolio Distribution                                        12
         Detailed Operating Statistics by Brand                        13
         Detailed Operating Statistics for FelCor's Top Markets        14
         Other Performance Statistics                                  15
         Hotel Portfolio Information                                   16
         Hotel Portfolio Listing                                       18


  With the exception of historical information, the matters discussed in this supplement include "forward looking statements" within the meaning of the federal securities laws. Forward looking statements are not guarantees of future performance. Numerous risks and uncertainties, and the occurrence of future events, may cause actual results to differ materially from those currently anticipated. General economic conditions, including the timing and magnitude of any recovery from the current soft economy, with the continuing impact of the war in Iraq, future acts of terrorism, the impact of SARS on the travel industry, theavailability of capital, the ability to effect sales of non-strategic hotels at anticipated prices, and numerous other factors may affect future results, performance and achievements. Certain of these risks and uncertainties are described in greater detail in our filings with the
      Securities and Exchange Commission. Although we believe our current expectations to be based upon reasonable assumptions, we can give no assurance that our expectations will be attained or that actual results will not differ materially.

                                 CORPORATE DATA

                               ABOUT THE COMPANY

In 1994, FelCor Lodging Trust Incorporated went public as a real estate investment trust (REIT) with six hotels and a market capitalization of $120 million. At March 31, 2003, FelCor was the nation's second largest lodging REIT and the largest owner of full service, all-suite hotels. FelCor's portfolio is comprised of 169 hotels, the operating revenues and expenses of which are reflected in FelCor's consolidated statements of operations because of our ownership of the operating lessees of these hotels. FelCor also owns 50 percent joint venture interests in the operating lessees of 14 hotels whose operations are accounted for using the equity method. FelCor owns 77 upscale, all-suite hotels, 83 hotels in the upscale or full service segments and is the largest owner of Embassy Suites(R) Hotels and Doubletree Guest Suites(R) hotels. The Company's hotels are located in 35 states and Canada. FelCor had a market capitalization of approximately $2.7 billion at March 31, 2003.

                                    STRATEGY

FelCor's hotels are managed by strategic brand managers such as Hilton Hotels, InterContinental Hotels Group, and Starwood Hotels & Resorts. FelCor is competitively positioned to deliver superior stockholder returns through its strong management team, strategic brand manager alliances, diversified upscale and full-service hotels, value creation expertise, and financial flexibility.

                             STOCK AND DEBT RATINGS

                        Senior Unsecured Debt                  Preferred Stock
                        ---------------------                  ---------------

Moody's                          Ba3                                 B3
Standard & Poors                 B+                                  CCC+

                             STOCK EXCHANGE LISTING
                               Common (NYSE: FCH)
                 Series A Convertible Preferred (NYSE: FCHPRA)
                  Series B Perpetual Preferred (NYSE: FCHPRB)

                                FISCAL YEAR END
                                  December 31

                              NUMBER OF EMPLOYEES
                                       64

                             CORPORATE HEADQUARTERS
                    545 E. John Carpenter Frwy., Suite 1300
                                Irving, TX 75062
                                 (972) 444-4900

  INVESTOR RELATIONS CONTACT                              MEDIA CONTACT
     Stephen A. Schafer                               Monica L. Hildebrand
Director of Investor Relations                 Vice President of Communications
       (972) 444-4912                                   (972) 444-4917

                              INFORMATION REQUEST
                             information@felcor.com

                               BOARD OF DIRECTORS

                   Donald J. McNamara, Chairman of the Board
                         Principal, The Hampstead Group

                            Thomas J. Corcoran, Jr.
    President and Chief Executive Officer, FelCor Lodging Trust Incorporated

                            Melinda J. Bush, C.H.A.
            Chairman and Chief Executive Officer, HRW Holdings, LLC

                               Richard S. Ellwood
                     President, R.S. Ellwood and Co., Inc.

                              Richard O. Jacobson
            Chairman of the Board, Jacobson Warehouse Company, Inc.

                           Charles A. Ledsinger, Jr.
       President and Chief Executive Officer, Choice Hotels International

                              Robert H. Lutz, Jr.
                        President, RL Investments, Inc.

                              Robert A. Mathewson
                              President, RGC, Inc.

                                Richard C. North
             Chief Executive Officer, InterContinental Hotels Group

                                Michael D. Rose
                    Chairman, Gaylord Entertainment Company

                               EXECUTIVE OFFICERS

         Thomas J. Corcoran, Jr., President and Chief Executive Officer

   Michael A. DeNicola, Executive Vice President and Chief Investment Officer

    Richard J. O'Brien, Executive Vice President and Chief Financial Officer

 Lawrence D. Robinson, Executive Vice President, General Counsel and Secretary

        Jack Eslick, Senior Vice President, Director of Asset Management

            Lester C. Johnson, Senior Vice President, Controller and
                         Principal Accounting Officer

 June C. McCutchen, Senior Vice President, Director of Design and Construction

    Larry J. Mundy, Senior Vice President, Director of Business Initiatives
                         and Assistant General Counsel

              Andrew J. Welch, Senior Vice President and Treasurer

                               RESEARCH COVERAGE

EQUITY

Firm                                                 Analyst                            Telephone
----                                                 -------                            ---------

A.G. Edwards & Sons                                  Art Havener                        (314) 955-3588

Credit Lyonnais                                      Bryan A. Maher                     (212) 408-5649

Deutsche Bank                                        Marc Falcone                       (212) 469-7417

Friedman, Billings, Ramsey, & Co.                    David Loeb                         (703) 469-1289

Green Street Advisors                                John Arabia                        (949) 640-8780

JP Morgan Chase                                      Harry C. Curtis                    (212) 622-6610

Legg Mason                                           Rod F. Petrik                      (410) 454-4131

Lehman Brothers                                      Joyce R. Minor                     (212) 526-5132

Merrill Lynch                                        David W. Anders                    (212) 449-2739

Morgan Stanley                                       Todd Scott                         (212) 761-8033

Prudential Securities                                James W. Sullivan                  (212) 778-2515

Salomon Smith Barney                                 Michael J. Rietbrock               (212) 816-0215

UBS Warburg                                          Keith A. Mills                     (212) 713-3098

Wachovia Securities                                  Jeffrey J. Donnelly                (617) 603-4262

FIXED INCOME

Firm                                                 Analyst                            Telephone
----                                                 -------                            ---------

Bank of America                                      Andrew Susser                      (212) 847-6401

Bear Stearns & Co., Inc.                             John Mulkey                        (212) 272-9880

Deutsche Bank Alex. Brown                            Andrew Zarnett                     (212) 469-7995

JP Morgan Chase                                      Mark Streeter                      (212) 834-5086

Lehman Brothers                                      Susan Jansen                       (212) 526-6470

Salomon Smith Barney                                 Lee Olive                          (212) 816-8581

                              FINANCIAL HIGHLIGHTS

                          SUPPLEMENTAL FINANCIAL DATA
      (IN THOUSANDS, EXCEPT PER SHARE INFORMATION, RATIOS AND PERCENTAGES)

                                                                              Quarter Ended
                                                                       -----------------------------
                                                                         3/31/03           12/31/02
                                                                       ----------         ----------

ENTERPRISE VALUE
Common shares outstanding                                                  58,866             58,767
Units not held by FelCor                                                    3,288              3,290
                                                                       ----------         ----------
Combined shares and units                                                  62,154             62,057
Common stock price at end of period                                    $     6.23         $    11.44
                                                                       ----------         ----------
Common equity capitalization                                           $  387,219         $  709,932
                                                                       ----------         ----------
Series A convertible preferred stock outstanding                            5,980              5,980
Series A stock price at end of period                                  $    16.20         $    20.85
                                                                       ----------         ----------
                                                                       $   96,876         $  124,683
                                                                       ----------         ----------
Series B non-convertible preferred stock outstanding                        6,776              6,776
Series B stock price at end of period                                  $    18.00         $    24.60
                                                                       ----------         ----------
                                                                       $  121,968         $  166,689
Consolidated debt                                                       2,017,294          1,877,134
                                                                       ----------         ----------
     Total enterprise value                                            $2,623,357         $2,878,438
                                                                       ==========         ==========

DIVIDENDS PER SHARE
Common dividends declared, trailing 12 months                          $     0.45         $     0.60
Common dividend yield, trailing 12 months(a)                                  7.2%               5.2%
Dividends declared (quarter ended):
     Common                                                            $       --         $     0.15
     Series A convertible preferred stock                                  0.4875             0.4875
     Series B non-convertible preferred stock                              0.5625             0.5625

SELECTED BALANCE SHEET DATA
Investment in hotels at cost(b)                                        $4,696,821         $4,661,520
Total cash and cash equivalents                                           155,671             66,542
Total assets                                                            3,872,888          3,780,363
Total debt                                                              2,017,294          1,877,134
Total stockholders' equity                                              1,594,052          1,616,817
Total stockholders equity less preferred equity                         1,275,145          1,297,910
Book value per common share                                                 21.66              22.08

SELECTED RATIOS
Consolidated debt (net of cash) to trailing twelve month EBITDA              6.5x               5.9x
Total debt (net of cash) to trailing twelve month EBITDA                     7.0x               6.4x
Total debt (net of cash) to investment in hotels, at cost                    42.7%              41.8%
EBITDA to consolidated interest paid(c)                                      1.8x               1.9x
EBITDA to total interest expense(d)                                          1.7x               1.7x
Fixed charge coverage ratio(e)                                               1.4x               1.5x

         (a) Dividend yield represents the trailing 12 month dividends divided by the common stock closing price for the period.

         (b) Investment in hotels at cost is defined as consolidated investment in hotels before accumulated depreciation, plus our pro rata share of unconsolidated investment in hotels before accumulated depreciation.

         (c) EBITDA to consolidated interest paid represents trailing twelve month consolidated EBITDA divided by trailing twelve month interest expense before capitalized interest and amortization of debt costs.

         (d) EBITDA to total interest expense represents trailing twelve month consolidated EBITDA divided by trailing twelve month interest expense including the Company's pro rata share of unconsolidated interest expense.

         (e) Fixed charges include preferred dividends, consolidated interest expense and interest expense from unconsolidated entities.

                     CONSOLIDATED STATEMENTS OF OPERATIONS
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                       Three Months
                                                                     Ended March 31,
                                                               ---------------------------
                                                                 2003              2002
                                                               ---------         ---------

Revenues:
   Hotel operating revenue:
     Room                                                      $ 242,972         $ 257,230
     Food and beverage                                            47,914            50,691
     Other operating departments                                  16,060            16,219
   Retail space rental and other revenue                             400               670
                                                               ---------         ---------
         Total revenues                                          307,346           324,810
                                                               ---------         ---------

Expenses:
   Hotel departmental expenses:
     Room                                                         63,464            63,233
     Food and beverage                                            38,939            39,991
     Other operating departments                                   7,516             7,316
   Other property related costs                                   91,824            89,160
   Management and franchise fees                                  16,310            15,648
   Taxes, insurance and lease expense                             32,533            34,570
   Corporate expenses                                              3,423             3,746
   Depreciation                                                   36,107            38,618
                                                               ---------         ---------
         Total operating expenses                                290,116           292,282
                                                               ---------         ---------

Operating income                                                  17,230            32,528
   Interest expense, net                                         (40,253)          (41,196)
   Gain on early extinguishment of debt                              953
                                                               ---------         ---------

Loss before equity in income (loss) from unconsolidated
         entities and minority interests                         (22,070)           (8,668)
   Equity in income (loss) from unconsolidated entities             (148)            1,221
   Minority interests                                              1,127             1,301
                                                               ---------         ---------
Net loss                                                         (21,091)           (6,146)
   Preferred dividends                                            (6,726)           (6,150)
                                                               ---------         ---------
Net loss applicable to common stockholders                     $ (27,817)        $ (12,296)
                                                               =========         =========

Basic and diluted per common share data:                                                --
   Net loss applicable to common stockholders                  $   (0.48)        $   (0.23)
                                                               =========         =========
   Weighted average common shares outstanding                     58,532            52,717

                        RECONCILIATION OF FFO AND EBITDA
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                     Three Months
                                                                                   Ended March 31,
                                                                               -------------------------
                                                                                 2003             2002
                                                                               --------         --------

FUNDS FROM OPERATIONS (FFO)

Net loss                                                                       $(21,091)        $ (6,146)
Depreciation                                                                     36,107           38,618
Depreciation from unconsolidated entities                                         2,859            2,178
Preferred dividends:
    Series A preferred dividends                                                 (2,915)              --
    Series B preferred dividends                                                 (3,811)          (3,234)
Minority interest in FelCor LP                                                   (1,557)          (2,087)
                                                                               --------         --------
FFO(a)                                                                         $  9,592         $ 29,329
                                                                               ========         ========
FFO per common share and unit                                                  $   0.15         $   0.44
                                                                               ========         ========
Basic and diluted net loss per common share                                    $  (0.48)        $  (0.23)
                                                                               ========         ========

Weighted average common shares outstanding                                       58,532           52,717
Weighted average FelCor LP units outstanding                                      3,289            9,005
Conversion of Series A preferred shares                                              --            4,636
Conversion of options and stock grants                                              309              357
                                                                               --------         --------
Weighted average common shares and units outstanding                             62,130           66,715
                                                                               ========         ========

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (EBITDA)

FFO                                                                            $  9,592         $ 29,329
Interest expense                                                                 40,628           41,775
Interest expense from unconsolidated entities                                     2,339            2,359
Amortization expense                                                                516              509
Preferred dividends:
   Series A preferred dividends                                                   2,915               --
   Series B preferred dividends                                                   3,811            3,234
                                                                               --------         --------
EBITDA(a)                                                                      $ 59,801         $ 77,206
                                                                               ========         ========

         (a)      Includes a $953,000 gain on early extinguishment of debt.

         Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminish predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measurements of performance to be helpful in evaluating a real estate company's operations. We consider FFO and EBITDA to be key measures of a REIT's performance and should be considered along with, but not as an alternative to, net income and cash flow as a measure of our operating performance.

         The White Paper on Funds From Operations approved by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT") defines FFO as net income or loss (computed in accordance with generally accepted accounting principles), excluding gains or losses from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect funds from operations on the same basis. We believe that FFO and EBITDA are helpful to investors as a measure of the performance of an equity REIT. We compute FFO in accordance with standards established by NAREIT. This may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than we do.

         In the future, to the extent that FelCor's FFO, computed in accordance with the NAREIT White Paper, contains gains, losses or other charges that are appropriately identified as non-recurring items, it presently intends to provide, supplemental adjustments to eliminate such non-recurring items and to reflect recurring FFO.

                            SELECTED OPERATING DATA
                             (DOLLARS IN THOUSANDS)

                                                              Three Months
                                                             Ended March 31,
                                                      ----------------------------
                                                         2003              2002
                                                      ---------          ---------

Total revenue                                         $ 307,346          $ 324,810
Retail space and other revenue                             (400)              (670)
                                                      ---------          ---------
Hotel revenues                                          306,946            324,140
Hotel operating expenses                               (218,053)          (215,348)
                                                      ---------          ---------
Hotel operating margin ($)                            $  88,893          $ 108,792
                                                      =========          =========
Operating margin (%)                                       29.0%              33.6%

Corporate expenses                                        3,423              3,746
Corporate expenses as a percentage of revenues              1.1%               1.2%


                      HOTEL OPERATING EXPENSE COMPOSITION
                             (DOLLARS IN THOUSANDS)

                                                                        Three Months Ended March 31,
                                                            -------------------------------------------------------
                                                                     2003                             2002
                                                            -----------------------         -----------------------

Room                                                        $  63,464          29.1%        $  63,233          29.4%
Food and beverage                                              38,939          17.9            39,991          18.6
Other operating departments                                     7,516           3.4             7,316           3.4

Other property related costs:
   Administrative and general                                  30,344          13.9            31,204          14.5
   Marketing and advertising                                   27,746          12.7            26,545          12.3
   Repairs and maintenance                                     17,797           8.2            16,798           7.8
   Energy                                                      15,937           7.3            14,613           6.8
                                                            ---------         -----         ---------         -----
     Total other property related costs                        91,824          42.1            89,160          41.4
                                                            ---------                       ---------

Management and franchise fees                                  16,310           7.5            15,648           7.2
                                                            ---------         -----         ---------         -----
Hotel operating expenses                                    $ 218,053         100.0%        $ 215,348         100.0%
                                                            =========         =====         =========         =====


Supplemental information:

Compensation and benefits expense (included in hotel
   operating expenses)                                      $ 103,431                       $ 100,958
                                                            =========                       =========

Reconciliation of hotel operating expense:
Total operating expenses                                    $ 290,116                       $ 292,282
   Taxes, insurance and lease expense                         (32,533)                        (34,570)
   Corporate expenses                                          (3,423)                         (3,746)
   Depreciation                                               (36,107)                        (38,618)
                                                            ---------                       ---------
Hotel operating expenses                                    $ 218,053                       $ 215,348
                                                            =========                       =========

                                  DEBT SUMMARY
                             (DOLLARS IN THOUSANDS)

Debt Outstanding

                                          Encumbered          Interest Rate At         Maturity
                                            Hotels             March 31, 2003            Date          Balance
                                          ----------          ----------------         --------       ---------

Unsecured line of credit                     none                  4.55%               Oct. 2004      $  149,497(a)
Promissory note                              none                  3.34                June 2016             650
Senior unsecured term notes                  none                  4.50(b)             Oct. 2004         174,792
Senior unsecured term notes                  none                  5.37(c)             Oct. 2007          75,000
Senior unsecured term notes                  none                  7.63                Oct. 2007          49,543
Senior unsecured term notes                  none                  9.50               Sept. 2008         596,363
Senior unsecured term notes                  none                  8.50                June 2011         297,969
Mortgage debt                              15 hotels               7.24                Nov. 2007         133,970
Mortgage debt                               7 hotels               7.54               April 2009          93,840
Mortgage debt                               6 hotels               7.55                June 2009          70,604
Mortgage debt                               8 hotels               8.70                 May 2010         179,890
Mortgage debt                               7 hotels               8.73                 May 2010         139,803
Mortgage debt                               5 hotels               7.20                2005-2008          48,338
Other                                       1 hotel                9.08                     2011           7,035
                                           ---------               ----                               ----------
     Total                                 49 hotels               7.86%                              $2,017,294
                                                                                                      ==========

(a) In the second quarter of 2003, the Company used the proceeds of its new secured non-recourse loan to repay all balances under its line of credit and subsequently reduced its line of credit commitments to $150 million.

(b) Represents fixed to floating interest rate swaps at six month LIBOR plus 320 basis points.

(c) Represents fixed to floating interest rate swaps at six month LIBOR plus 407 basis points.

         FelCor's fixed to floating interest rate swaps reduced interest expense for the quarter by $1.6 million.

Fixed interest rate debt to total debt                  80%
Weighted average maturity of debt                 5.7 years
Secured debt to total assets                          17.4%

         At March 31, 2003, future scheduled debt principal payments are as follows (in thousands):

                                 Secured          Unsecured
Year                               Debt             Debt           Total
----                             -------          ---------        -----

2003                             $ 10,078       $       --       $   10,078
2004                               14,083          324,497(a)       338,580
2005                               41,103               --           41,103
2006                               13,978               --           13,978
2007                              132,990          125,000          257,990
2008 and thereafter               459,008          900,650        1,359,658
Premium/(discount)                  2,240           (6,333)          (4,093)
                                 --------       ----------       ----------
     Total debt                  $673,480       $1,343,814       $2,017,294
                                 ========       ==========       ==========

(a) Includes $149 million under our line of credit, that was paid off in the second quarter of 2003, with secured debt maturing in May 2006.

         At March 31, 2003, FelCor had unconsolidated 50 percent investments in ventures that owned an aggregate of 29 hotels. These ventures had approximately $267 million of non-recourse mortgage debt, all of which is secured by hotel assets. Additionally, one joint venture had a full recourse loan for a residential condominium development. FelCor's pro rata share of this recourse loan was $9.2 million at March 31, 2003.

         In the first quarter of 2003, we refinanced $16 million of secured debt that was to mature in the fourth quarter of 2003. The loan was refinanced by the existing lender, effective August 2003, for a five-year period at a floating interest rate of LIBOR plus 285 basis points with no required amortization. Another secured loan, maturing in 2003, in the amount of $6 million was prepaid in the first quarter of 2003. In conjunction with this $6 million early retirement of debt, we recognized a $1 million gain related to the unamortized premium on this debt.

         In April 2003, we closed on a new $150 million non-recourse loan at a floating interest rate of LIBOR plus 250 basis points secured by 10 of our hotels and maturing in May 2006, with two one year extension options. The proceeds of the debt were used to pay off the outstanding balance on our line of credit.

                                 PORTFOLIO DATA
                  (169 CONSOLIDATED HOTELS, SAME STORE BASIS)

                             PORTFOLIO DISTRIBUTION

                                                       % of      % of
                                                       Total      2002
Brand                        Hotels      Rooms         Rooms     EBITDA
-----                        ------      -----         -----     ------

Embassy Suites                 59        14,842        32%        42%
Holiday Inn(R)-branded         53        16,019        34         26
Crowne Plaza(R)                18         5,963        13         11
Sheraton(R)-branded            10         3,269         7          8
Doubletree(R)-branded          13         2,675         6          6
Other                          16         3,673         8          7

                                                     % of      % of
                                                     Total      2002
Top Markets                  Hotels      Rooms       Rooms     EBITDA
-----------                  ------      -----       -----     ------

Atlanta                       10        3,061         7%        8%
Dallas                        17        5,273        11         7
San Francisco Bay Area         9        3,255         7         5
New Orleans                    2          746         2         4
Orlando                        6        2,220         5         4
Philadelphia                   3        1,174         3         4
Houston                        5        1,696         4         3
Phoenix                        4        1,027         2         3
Minneapolis                    4          955         2         3
Chicago                        4        1,239         3         3

                                                     % of      % of
                                                     Total      2002
Top Four States              Hotels      Rooms       Rooms     EBITDA
---------------              ------      -----       -----     ------

California                     19         6,026        13%        19%
Texas                          36        10,366        22         16
Florida                        16         5,346        12         12
Georgia                        12         3,415         7          9

                                                     % of      % of
                                                     Total      2002
Location                     Hotels      Rooms       Rooms     EBITDA
--------                     ------      -----       -----     ------

Suburban                       79        19,615        42%        43%
Urban                          31        10,483        23         27
Airport                        33         9,711        21         21
Highway                        14         2,954         6          3
Resort                         12         3,678         8          6

                                                     % of      % of
                                                     Total      2002
Segment                      Hotels      Rooms       Rooms     EBITDA
-------                      ------      -----       -----     ------

Upscale all-suite              77        18,357        39%        52%
Full service                   55        17,088        37         29
Upscale                        28         9,667        21         18
Limited service                 9         1,329         3          2

                                                     % of      % of
                                                     Total      2002
                             Hotels      Rooms       Rooms     EBITDA
                             ------      -----       -----     ------

Potential Sale Candidates      33        6,468        14%        7%

                     DETAILED OPERATING STATISTICS BY BRAND

                                              Occupancy (%)
                                    --------------------------------
                                           Three Months Ended
                                               March 31,
                                    --------------------------------
                                    2003        2002      % Variance
                                    ----        ----      ----------

Embassy Suites hotels               66.7        66.5         0.3
Holiday Inn-branded hotels          58.2        59.3        (1.8)
Crowne Plaza hotels                 55.4        56.8        (2.4)
Doubletree-branded hotels           64.8        60.4         7.3
Sheraton-branded hotels             58.9        56.4         4.4
Other hotels                        45.5        54.2       (16.1)
     Total hotels                   60.0        60.7        (1.2)


                                                 ADR ($)
                                     ---------------------------------
                                            Three Months Ended
                                                March 31,
                                     ---------------------------------
                                      2003          2002    % Variance
                                     ------        ------   ----------

Embassy Suites hotels                119.18        124.89      (4.6)
Holiday Inn-branded hotels            77.25         80.37      (3.9)
Crowne Plaza hotels                   89.36         94.04      (5.0)
Doubletree-branded hotels            100.72        105.23      (4.3)
Sheraton-branded hotels               98.40        104.89      (6.2)
Other hotels                          84.08         86.45      (2.7)
     Total hotels                     96.92        101.05      (4.1)


                                                 RevPAR ($)
                                     --------------------------------
                                            Three Months Ended
                                                March 31,
                                     --------------------------------
                                      2003         2002    % Variance
                                     -----        -----    ----------

Embassy Suites hotels                79.49        83.06       (4.3)
Holiday Inn-branded hotels           44.95        47.62       (5.6)
Crowne Plaza hotels                  49.52        53.40       (7.3)
Doubletree-branded hotels            65.27        63.54        2.7
Sheraton-branded hotels              57.98        59.20       (2.1)
Other hotels                         38.27        46.90      (18.4)
     Total hotels                    58.13        61.36       (5.3)

             DETAILED OPERATING STATISTICS FOR FELCOR'S TOP MARKETS

                                         Occupancy (%)
                                -------------------------------
                                  Three Months Ended March 31,
                                -------------------------------
                                2003        2002     % Variance
                                ----        ----     ----------

Atlanta                         67.1        70.1        (4.3)
Dallas                          45.7        51.7       (11.6)
San Francisco Bay Area          59.8        58.2         2.7
New Orleans                     62.2        73.5       (15.4)
Orlando                         65.7        69.5        (5.5)
Philadelphia                    52.6        53.8        (2.3)
Houston                         62.6        69.7       (10.2)
Phoenix                         80.5        71.9        11.8
Minneapolis                     59.6        59.2         0.7
Chicago                         58.3        53.2         9.7


                                              ADR ($)
                                 ---------------------------------
                                   Three Months Ended March 31,
                                 ---------------------------------
                                  2003         2002     % Variance
                                 ------        ------   ----------

Atlanta                           88.96         95.28       (6.6)
Dallas                            86.95         93.12       (6.6)
San Francisco Bay Area           108.41        119.22       (9.1)
New Orleans                      156.18        165.08       (5.4)
Orlando                           83.48         89.60       (6.8)
Philadelphia                      99.47        110.53      (10.0)
Houston                           74.21         76.23       (2.7)
Phoenix                          128.61        138.17       (6.9)
Minneapolis                      119.86        121.72       (1.5)
Chicago                          101.30        112.38       (9.9)


                                             RevPAR ($)
                                  --------------------------------
                                   Three Months Ended March 31,
                                  --------------------------------
                                   2003         2002    % Variance
                                  -----        ------   ----------

Atlanta                           59.66         66.75      (10.6)
Dallas                            39.71         48.14      (17.5)
San Francisco Bay Area            64.85         69.44       (6.6)
New Orleans                       97.12        121.31      (19.9)
Orlando                           54.87         62.30      (11.9)
Philadelphia                      52.34         59.51      (12.0)
Houston                           46.44         53.16      (12.6)
Phoenix                          103.49         99.40        4.1
Minneapolis                       71.42         72.00       (0.8)
Chicago                           59.07         59.76       (1.1)

                          OTHER PERFORMANCE STATISTICS

VARIANCE TO PRIOR YEAR

                                  Occupancy         ADR            RevPAR
                                  % Variance     % Variance     % Variance
                                  ----------     ----------     ----------

First Quarter 2001                  (1.7)            3.6            1.8

Second Quarter 2001                 (7.2)           (0.2)          (7.4)

Third Quarter 2001                 (13.4)           (4.8)         (17.5)

Fourth Quarter 2001                (15.2)           (9.5)         (23.3)

    Year 2001                       (9.3)           (2.4)         (11.5)

First Quarter 2002                 (11.2)           (7.8)         (18.2)

Second Quarter 2002                 (5.1)           (6.3)         (11.1)

Third Quarter 2002                   2.4            (4.8)          (2.4)

Fourth Quarter 2002                  4.4            (1.3)           3.1

    Year 2002                       (2.8)           (5.5)          (8.1)

January                              0.3            (3.8)          (3.6)
February                            (1.4)           (4.4)          (5.8)
March(a)                            (2.2)           (4.0)          (6.1)

First Quarter 2003                  (1.2)           (4.1)          (5.3)

April 2003 estimate(a)                                        (10.5) to (11.5)

(a) Includes the lack of comparability due to the occurrence of Easter in April 2003, as compared to March in 2002.

                          HOTEL PORTFOLIO INFORMATION

PRO RATA SHARE OF ROOMS OWNED

                                                         Room Count
                                                       --------------
                                                       March 31, 2003
                                           Hotels

Total hotels                                 183          48,825
                                                          ------
   50% joint ventures                         29          (3,137)
   60% joint ventures                          2            (390)
   90% joint ventures                          6            (148)
   97% joint venture                           1             (10)
                                                          ------
Total joint venture owned rooms                           (3,685)
                                                          ------
Pro rata share of rooms owned                             45,140
                                                          ======

CAPITAL EXPENDITURES (DOLLARS IN THOUSANDS)

                                                    Three Months
                                                       Ended          Year Ended
                                                   March 31, 2003  December 31, 2002
                                                   --------------  -----------------

Consolidated hotels:
   Improvements and additions to hotels               $24,614           $62,518
   % of total revenue                                     8.0%              4.7%

Unconsolidated hotels (pro rata share):
   Improvements and additions to hotels(a)            $ 1,271           $ 8,580
   % of total revenue                                    12.0%             10.5%

         (a) Excludes $6.9 million of capital expenditures during the three months ended March 31, 2003, incurred by our joint venture for construction of a residential condominium project. The funds for this project are funded by secured debt.

                          HOTEL PORTFOLIO INFORMATION


POTENTIAL SALE CANDIDATES

In February 2003, FelCor identified 33 non-strategic hotels that it intends to sell over the next 36 months. These hotels are generally smaller hotels in secondary and tertiary markets, and certain hotels in Texas and specifically, Dallas. There are 26 hotels managed by InterContinental Hotels Group (IHG) (primarily Holiday Inn), six hotels managed by Hilton, and one hotel managed by an independent company. The 2002 RevPAR for these hotels was $39, occupancy was 54 percent, and the ADR was $74.

FelCor has announced the selected brokers to market 27 of these hotels. A detailed description of these hotels and listing of brokers can be found on FelCor's Web site at www.felcor.com on the `Hotels' page.

For the hotels managed by IHG, FelCor is required to reinvest the proceeds from such sales in IHG-branded hotels (i.e., Intercontinental(R), Holiday Inn-branded hotels, Crowne Plaza, or Staybridge Suites(R)) under its pooled management agreement.

PORTFOLIO CHANGES IN 2002

Hotel Dispositions:

         - In the third quarter of 2002, FelCor sold its 71-room Holiday Inn in Colby, Kansas, for net cash proceeds of $1.7 million.

         - In the third quarter of 2002, FelCor sold four Holiday Inn-branded hotels and one Hampton Inn(R) hotel in Kansas to a new joint venture, and received as consideration $4.4 million in cash, a preferred right to receive $6 million, and a 50 percent common equity interest in the venture.

         - In the second quarter of 2002, FelCor sold the 183-room Doubletree Guest Suites in Boca Raton, Florida, for net proceeds of $6.5 million.

Hotel Acquisitions:

         - Purchased the 208-room SouthPark Suites in Charlotte, North Carolina, in July 2002. This hotel was converted to a Doubletree Guest Suites hotel in October 2002.

         - Purchased the 385-room Wyndham(R) Myrtle Beach Resort and the Acadian Shores Golf Club in Myrtle Beach, South Carolina, in July 2002.


PORTFOLIO CHANGES IN 2003

         - Converted an independent all-suite hotel in Dallas to a Staybridge Suites hotel in March 2003.

         - In April, FelCor completed the conversion of the 385-room Hilton Myrtle Beach Resort, following a $15 million renovation of the former Wyndham-affiliated property.

                            HOTEL PORTFOLIO LISTING

                                                                               %
                                                                             Owned
Hotel                                              State          Rooms       (a)        Brand
-----                                              -----          -----      -----       -----

CONSOLIDATED OPERATIONS

CORE HOTELS

Birmingham                                           AL            242                  Embassy Suites
Montgomery (East I-85)                               AL            213                  Holiday Inn
Phoenix (Camelback)                                  AZ            232                  Embassy Suites
Phoenix (Crescent)                                   AZ            342                  Sheraton
Tempe (ASU)                                          AZ            224                  Embassy Suites
Anaheim (Disney Area)                                CA            222                  Embassy Suites
Burlingame (SF-Airport South)                        CA            340                  Embassy Suites
Covina (I-10)                                        CA            259         50%      Embassy Suites
Dana Point - Doheny Beach                            CA            195                  Doubletree Guest Suites
El Segundo (LAX-Airport South)                       CA            349         97%      Embassy Suites
Irvine (Orange County Airport)                       CA            335                  Crowne Plaza
Milpitas                                             CA            266                  Embassy Suites
Milpitas (San Jose-North)                            CA            305                  Crowne Plaza
Napa                                                 CA            205                  Embassy Suites
Oxnard (Mandalay Beach Resort)                       CA            248                  Embassy Suites
Palm Desert                                          CA            198                  Embassy Suites
Pleasanton                                           CA            244                  Crowne Plaza
Santa Barbara                                        CA            160                  Holiday Inn
San Diego (On the Bay)                               CA            600                  Holiday Inn
San Francisco (Financial District)                   CA            565                  Holiday Inn
San Francisco (Fisherman's Wharf)                    CA            585                  Holiday Inn
San Francisco (SF-Airport North)                     CA            312                  Embassy Suites
San Francisco (Union Square)                         CA            403                  Crowne Plaza
San Rafael (Marin County)                            CA            235         50%      Embassy Suites
Aurora (Denver-Southeast)                            CO            248         90%      Doubletree
Hartford (Downtown)                                  CT            350                  Crowne Plaza
Stamford                                             CT            383                  Holiday Inn Select(R)
Wilmington                                           DE            244         90%      Doubletree
Boca Raton                                           FL            263                  Embassy Suites
Cocoa Beach (Oceanfront Resort)                      FL            500                  Holiday Inn
Deerfield Beach                                      FL            244                  Embassy Suites
Ft. Lauderdale                                       FL            358                  Embassy Suites
Ft. Lauderdale (Cypress Creek)                       FL            253                  Sheraton Suites
Jacksonville                                         FL            277                  Embassy Suites
Kissimmee (Nikki Bird Resort)                        FL            530                  Holiday Inn
Miami (Airport)                                      FL            304                  Crowne Plaza
Miami (Airport)                                      FL            316                  Embassy Suites
Lake Buena Vista (Walt Disney World)                 FL            229                  Doubletree Guest Suites

         (a) 100% of real estate interests are owned by FelCor unless otherwise noted.

                            HOTEL PORTFOLIO LISTING

                                                                               %
                                                                             Owned
Hotel                                              State          Rooms       (a)        Brand
-----                                              -----          -----      -----       -----

Orlando (Airport)                                    FL            288                  Holiday Inn Select
Orlando (International Drive Resort)                 FL            652                  Holiday Inn
Orlando (North)                                      FL            277                  Embassy Suites
Orlando (South)                                      FL            244                  Embassy Suites
Tampa (Near Busch Gardens)                           FL            408                  Holiday Inn
Tampa (Rocky Point)                                  FL            203                  Doubletree Guest Suites
Atlanta (Airport)                                    GA            378                  Crowne Plaza
Atlanta (Airport)                                    GA            233                  Embassy Suites
Atlanta (Airport-Gateway)                            GA            395                  Sheraton
Atlanta (Airport-North)                              GA            493                  Holiday Inn
Atlanta (Buckhead)                                   GA            317                  Embassy Suites
Atlanta (Galleria)                                   GA            278                  Sheraton Suites
Atlanta (Jonesboro South)                            GA            180                  Holiday Inn
Atlanta (Perimeter Center)                           GA            241         50%      Embassy Suites
Atlanta (Perimeter-Dunwoody)                         GA            250                  Holiday Inn Select
Atlanta (Powers Ferry)                               GA            296                  Crowne Plaza
Brunswick                                            GA            130                  Embassy Suites
Columbus (Airport-North)                             GA            224                  Holiday Inn
Chicago (Allerton)                                   IL            443                  Crowne Plaza
Chicago (Lombard)                                    IL            262         50%      Embassy Suites
Chicago (O'Hare)                                     IL            297                  Sheraton Suites
Deerfield                                            IL            237                  Embassy Suites
Indianapolis (North)                                 IN            221         50%      Embassy Suites
Overland Park                                        KS            199         50%      Embassy Suites
Lexington                                            KY            174                  Hilton Suites(R)
Lexington                                            KY            155                  Sheraton Suites
Baton Rouge                                          LA            223                  Embassy Suites
New Orleans                                          LA            372                  Embassy Suites
New Orleans (French Quarter)                         LA            374                  Holiday Inn
Boston (Government Center)                           MA            303                  Holiday Inn Select
Boston (Marlborough)                                 MA            229                  Embassy Suites
Baltimore (BWI Airport)                              MD            251         90%      Embassy Suites
Troy                                                 MI            251         90%      Embassy Suites
Bloomington                                          MN            219                  Embassy Suites
Minneapolis (Airport)                                MN            310                  Embassy Suites
Minneapolis (Downtown)                               MN            216                  Embassy Suites
St. Paul                                             MN            210                  Embassy Suites
Kansas City (Country Club Plaza)                     MO            266         50%      Embassy Suites
Kansas City (Northeast)                              MO            167                  Holiday Inn
St. Louis (Downtown)                                 MO            297                  Embassy Suites
St. Louis (Westport)                                 MO            316                  Holiday Inn
Olive Branch (Whispering Woods Hotel and             MS            181                  Independent
     Conference Center)
Charlotte                                            NC            274         50%      Embassy Suites
Charlotte (SouthPark)                                NC            208                  Doubletree Guest Suites

         (a) 100% of real estate interests are owned by FelCor unless otherwise noted.

                            HOTEL PORTFOLIO LISTING

                                                                               %
                                                                             Owned
Hotel                                              State          Rooms       (a)        Brand
-----                                              -----          -----      -----       -----

Raleigh                                              NC            225         50%      Embassy Suites
Raleigh                                              NC            203                  Doubletree Guest Suites
Omaha (Central)                                      NE            131                  Hampton Inn
Omaha (I-80)                                         NE            383                  Holiday Inn
Omaha (Old Mill Northwest)                           NE            223                  Crowne Plaza
Omaha (Southwest)                                    NE            108                  Homewood Suites
Parsippany                                           NJ            274         50%      Embassy Suites
Piscataway                                           NJ            224                  Embassy Suites
Secaucus (Meadowlands)                               NJ            304                  Crowne Plaza
Secaucus (Meadowlands)                               NJ            261         50%      Embassy Suites
Albuquerque (Mountain View)                          NM            360                  Holiday Inn
Cleveland                                            OH            268                  Embassy Suites
Tulsa                                                OK            244                  Embassy Suites
Philadelphia (Center City)                           PA            445                  Crowne Plaza
Philadelphia (Historic District)                     PA            364                  Holiday Inn
Philadelphia (Society Hill)                          PA            365                  Sheraton
Pittsburgh                                           PA            251                  Holiday Inn Select
Charleston (Mills House)                             SC            214                  Holiday Inn
Myrtle Beach (Kingston Plantation)                   SC            255                  Embassy Suites
Myrtle Beach (b)                                     SC            385                  Wyndham
Knoxville (Central)                                  TN            240                  Holiday Inn
Nashville                                            TN            296                  Embassy Suites
Nashville (Opryland/Airport)                         TN            382                  Holiday Inn Select
Austin (Airport-North)                               TX            260         50%      Embassy Suites
Austin (Downtown)                                    TX            189         90%      Doubletree Guest Suites
Austin (Town Lake)                                   TX            320                  Holiday Inn
Corpus Christi                                       TX            150                  Embassy Suites
Dallas (Alpha Road)                                  TX            114                  Staybridge Suites
Dallas (Campbell Centre)                             TX            300         90%      Doubletree
Dallas (DFW Airport-North - Irving)                  TX            506                  Harvey(R)Hotel
Dallas (DFW Airport-North - Irving)                  TX            164                  Harvey Suites(R)
Dallas (DFW Airport-South - Irving)                  TX            305                  Embassy Suites
Dallas (Downtown-West End)                           TX            311                  Hampton Inn
Dallas (Love Field)                                  TX            248                  Embassy Suites
Dallas (Market Center)                               TX            244                  Embassy Suites
Dallas (Park Central)                                TX            295                  Crowne Plaza Suites(R)
Dallas (Park Central)                                TX            279                  Embassy Suites
Dallas (Park Central)                                TX            438         60%      Sheraton
Dallas (Park Central)                                TX            536         60%      Westin
Houston (I-10 West)                                  TX            349                  Holiday Inn Select
Houston (International Airport)                      TX            415                  Holiday Inn
Houston (Medical Center)                             TX            293                  Crowne Plaza
Houston (Medical Center)                             TX            284                  Holiday Inn & Suites
Houston (Near Gateway Plaza)                         TX            355                  Holiday Inn Select
Plano                                                TX            160                  Holiday Inn

         (a) 100% of real estate interests are owned by FelCor unless otherwise noted.

         (b)      Converted to a Hilton hotel in April 2003.

                            HOTEL PORTFOLIO LISTING

                                                                               %
                                                                             Owned
Hotel                                              State          Rooms       (a)        Brand
-----                                              -----          -----      -----       -----

San Antonio (Airport)                                TX           261         50%      Embassy Suites
San Antonio (Downtown)                               TX           315                  Holiday Inn
San Antonio (International Airport)                  TX           397                  Holiday Inn Select
San Antonio (Northwest)                              TX           216         50%      Embassy Suites
Salt Lake City (Airport)                             UT           191                  Holiday Inn
Burlington                                           VT           309                  Sheraton
Vienna (Tysons Corner)                               VA           437         50%      Sheraton Premiere

Canada
Toronto (Airport)                                    Ontario      445                  Holiday Inn Select
Toronto (Yorkdale)                                   Ontario      370                  Holiday Inn

NON-STRATEGIC HOTELS

Texarkana (I-30)                                     AR           210                  Holiday Inn
Flagstaff                                            AZ           119                  Embassy Suites
Phoenix (Airport - 44th St)                          AZ           229                  Embassy Suites
Avon (Beaver Creek Resort)                           CO            72                  Independent
Moline                                               IL           138                  Hampton Inn
Moline (Airport)                                     IL           216                  Holiday Inn
Moline (Airport)                                     IL           110                  Holiday Inn Express
Davenport                                            IA           132                  Hampton Inn
Davenport                                            IA           279                  Holiday Inn
Jackson (Downtown)                                   MS           354                  Crowne Plaza
Jackson (North)                                      MS           222                  Holiday Inn & Suites(R)
Omaha                                                NE           187                  Doubletree Guest Suites
Omaha (Southwest)                                    NE           131                  Hampton Inn
Omaha (Southwest)                                    NE            78                  Holiday Inn Express & Suites(R)
Syracuse                                             NY           215                  Embassy Suites
Columbus                                             OH           194                  Doubletree Guest Suites
Dayton                                               OH           137                  Doubletree Guest Suites
Greenville (Roper)                                   SC           208                  Crowne Plaza
Nashville (Airport)                                  TN           138                  Doubletree Guest Suites
Addison (North Dallas)                               TX           429                  Crowne Plaza
Amarillo (I-40)                                      TX           248                  Holiday Inn
Beaumont (Midtown I-10)                              TX           190                  Holiday Inn
Dallas (Market Center)                               TX           354                  Crowne Plaza
Dallas (Park Central)                                TX           313                  Harvey Hotel
Midland (Country Villa)                              TX           250                  Holiday Inn
Odessa (Centre)                                      TX           186                  Holiday Inn Express & Suites
Odessa (Parkway Blvd)                                TX           245                  Holiday Inn & Suites
Plano                                                TX           279                  Harvey Hotel
Waco (I-35)                                          TX           170                  Holiday Inn

Canada
Cambridge                                            Ontario      143                  Holiday Inn
Kitchener (Waterloo)                                 Ontario      182                  Holiday Inn
Peterborough (Waterfront)                            Ontario      153                  Holiday Inn
Sarnia                                               Ontario      151                  Holiday Inn

         (a) 100% of real estate interests are owned by FelCor unless otherwise noted.

                            HOTEL PORTFOLIO LISTING

                                                                               %
                                                                             Owned
Hotel                                            State            Rooms       (a)        Brand
-----                                            -----            -----      -----       -----

UNCONSOLIDATED OPERATIONS
Scottsdale (Downtown)                             AZ               218         50%      Fairfield Inn(R)
Atlanta (Downtown)                                GA               211         50%      Courtyard by Marriott(R)
Atlanta (Downtown)                                GA               242         50%      Fairfield Inn
Great Bend                                        KS               174         50%      Holiday Inn
Hays                                              KS               117         50%      Hampton Inn
Hays                                              KS               191         50%      Holiday Inn
Salina                                            KS               195         50%      Holiday Inn
Salina (I-70)                                     KS                93         50%      Holiday Inn Express & Suites
New Orleans (Chateau LeMoyne)                     LA               171         50%      Holiday Inn
Dallas (Regal Row)                                TX               204         50%      Fairfield Inn
Houston (I-10 East)                               TX               160         50%      Fairfield Inn
Houston (I-10 East)                               TX                90         50%      Hampton Inn
Houston (Near the Galleria)                       TX               209         50%      Courtyard by Marriott
Houston (Near the Galleria)                       TX               107         50%      Fairfield Inn